Virtus AllianzGI Emerging Markets Consumer Fund,

a series of Virtus Strategy Trust (the “Trust”)

Supplement dated December 8, 2021 to the Summary Prospectuses,

Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated February 1, 2021, as supplemented

Important Notice to Investors

Effective December 7, 2021, the Virtus AllianzGI Emerging Markets Consumer Fund (the “Fund”) was liquidated pursuant to a Plan of Liquidation. The Fund has ceased operations and is no longer available for sale. Accordingly, all references to the Fund are deleted from its Statutory Prospectus and SAI, and its Summary Prospectus is no longer valid.

Investors should retain this supplement with the Prospectuses and

SAI for future reference.

VST 8060B/AGI EM Consumer Closed (12/2021)